Exhibit 99.1
FOR IMMEDIATE RELEASE

Q2 Holdings, Inc. Announces First Quarter 2022 Financial Results

AUSTIN, Texas (May 2, 2022)—Q2 Holdings, Inc. (NYSE:QTWO), a leading provider of digital transformation solutions for banking and lending, today announced results for its first quarter ending March 31, 2022.

GAAP Results for the First Quarter 2022

•Revenue for the first quarter of $134.1 million, up 15 percent year-over-year and up 2 percent from the fourth quarter of 2021.

•GAAP gross margin for the first quarter of 45.1 percent, down from 45.7 percent for the prior-year quarter and flat with the fourth quarter of 2021.

•GAAP net loss for the first quarter of $23.6 million, compared to GAAP net losses of $25.7 million for the prior-year quarter and $25.4 million for the fourth quarter of 2021.

Non-GAAP Results for the First Quarter 2022

•Non-GAAP revenue for the first quarter of $134.3 million, up 15 percent year-over-year and up 1 percent from the fourth quarter of 2021.

•Non-GAAP gross margin for the first quarter of 51.4 percent, down from 52.6 percent for the prior-year quarter and 51.5 percent for the fourth quarter of 2021.

•Adjusted EBITDA for the first quarter of $8.1 million, down from $9.9 million for the prior-year quarter and $10.8 million for the fourth quarter of 2021.

For a reconciliation of our GAAP to non-GAAP results, please see the tables below.

“The first quarter represented a solid start to the year,” said Q2 CEO Matt Flake. “We signed a broad range of deals, both in digital lending and banking, highlighted by continued success in the Enterprise and Tier 1 segments. Our Emerging Businesses also delivered a strong performance; partners and customers alike continue to rapidly adopt Q2 Innovation Studio while Helix signed new deals and supported a major program launch. With our strong execution in the quarter, we continue to believe that we are well positioned to capitalize on our expanding market opportunity.”

First Quarter Highlights

Continued Sales Success, Leading the Industry in Delivering “The Digital Bank”

•Signed two enterprise contracts and one Tier 1 digital lending contract including a(n):
◦Enterprise, Top 10 U.S bank to utilize our loan pricing solutions;
◦Enterprise, Top 50 U.S. bank to utilize our loan pricing solutions; and
◦Tier 1 U.S. credit union to utilize our loan origination solutions.

•Signed three Tier 1 digital banking contracts including (a):
◦Two Tier 1 banks to utilize our retail and commercial digital banking solutions; and
◦Tier 1 bank to utilize our retail and commercial digital banking solutions.

•Exited the first quarter with more than 19.7 million registered users on the Q2 digital banking platform, representing 8 percent year-over-year growth and 3 percent sequential growth.

Enabling New Ecosystems within Financial Services

•Launched a strategic program with NYDIG, a leading bitcoin company who is leveraging our Helix platform to power their new payroll offering, called Bitcoin Savings Plan, a benefit program offered through US employers.

•Strong adoption of Q2 Innovation Studio, growing total fintech partners by 25% and surpassing 50% of Q2 digital banking customers using Innovation Studio in at least one of our programs.

“We delivered solid financial results in the first quarter, with revenue exceeding the high end of our guidance,” said David Mehok, Q2 CFO. “Based on our recent performance and the favorable demand environment, we are raising our full-year guidance, which reflects confidence in a reacceleration of revenue growth and margin expansion exiting 2022 and into 2023.”

Financial outlook

As of May 2, 2022, Q2 Holdings is providing guidance for its second quarter of 2022 and full-year 2022, which represents Q2 Holdings’ current estimates on Q2 Holdings’ operations and financial results and the anticipated impacts of the COVID-19 pandemic. The financial information below represents forward-looking, non-GAAP financial information, including estimates of non-GAAP revenue and adjusted EBITDA. GAAP net loss is the most comparable GAAP measure to adjusted EBITDA. Adjusted EBITDA differs from GAAP net loss in that it excludes items such as depreciation and amortization, stock-based compensation, acquisition-related costs, interest and other (income) expense, income taxes, unoccupied lease charges, loss on extinguishment of debt and the impact to deferred revenue from purchase accounting. Q2 Holdings is unable to predict with reasonable certainty the ultimate outcome of these exclusions without unreasonable effort. Therefore, Q2 Holdings has not provided guidance for GAAP net loss or a reconciliation of the foregoing forward-looking adjusted EBITDA guidance to GAAP net loss. However, it is important to note that these excluded items could be material to our results computed in accordance with GAAP in future periods.

Q2 Holdings is providing guidance for its second quarter of 2022 as follows:

•Total non-GAAP revenue of $139.5 million to $141.0 million, which would represent year-over-year growth of 12 to 14 percent.

•Adjusted EBITDA of $7.4 million to $8.9 million, representing 5 to 6 percent of non-GAAP revenue for the quarter.

Q2 Holdings is providing guidance for the full-year 2022 as follows:

•Total non-GAAP revenue of $577.5 million to $581.5 million, which would represent year-over-year growth of 15 percent to 16 percent.

•Adjusted EBITDA of $41.4 million to $44.4 million, representing 7 to 8 percent of non-GAAP revenue for the year.

Conference Call Details

Date:	Tuesday, May 3, 2022
Time:	8:30 a.m. EDT
Hosts:	Matt Flake, CEO / David Mehok, CFO / Jonathan Price, EVP Emerging Businesses, Corporate & Business Development
Conference Call Registration:	https://conferencingportals.com/event/ZwJrtqJb
Webcast Registration:	https://events.q4inc.com/attendee/683457951

All participants must register using the above links (either the webcast or conference call). A webcast of the conference call and financial results will be accessible from the investor relations section of the Q2 website at http://investors.Q2.com/. In addition, a live conference call dial-in will be available upon registration. Participants should dial in at least 10 minutes before the start of the conference call. An archived replay of the webcast will be available on this website for a limited time after the call.

About Q2 Holdings, Inc.

Q2 is a financial experience company dedicated to providing digital banking and lending solutions to banks, credit unions, alternative finance, and fintech companies in the U.S. and internationally. With comprehensive end-to-end solution sets, Q2 enables its partners to provide cohesive, secure, data-driven experiences to every account holder – from consumer to small business and corporate. Headquartered in Austin, Texas, Q2 has offices throughout the world and is publicly traded on the NYSE under the stock symbol QTWO. To learn more, please visit Q2.com.

Use of Non-GAAP Measures

Q2 uses the following non-GAAP financial measures: non-GAAP revenue; adjusted EBITDA; non-GAAP gross margin; non-GAAP gross profit; non-GAAP sales and marketing expense; non-GAAP research and development expense; non-GAAP general and administrative expense; non-GAAP operating expense; non-GAAP operating income (loss); non-GAAP net income; non-GAAP net income per share; and non-GAAP diluted weighted-average number of common shares outstanding. Management believes that these non-GAAP financial measures are useful measures of operating performance because they exclude items that Q2 does not consider indicative of its core performance.

In the case of non-GAAP revenue, Q2 adjusts revenue to exclude the impact to deferred revenue from purchase accounting adjustments. In the case of adjusted EBITDA, Q2 adjusts net loss for such items as interest and other (income) expense, taxes, depreciation and amortization, stock-based compensation, acquisition-related costs, unoccupied lease charges, loss on extinguishment of debt and the impact to deferred revenue from purchase accounting. In the case of non-GAAP gross margin and non-GAAP gross profit, Q2 adjusts gross profit and gross margin for stock-based compensation, amortization of acquired technology, acquisition-related costs, and the impact to deferred revenue from purchase accounting. In the case of non-GAAP sales and marketing expense, non-GAAP research and development expense, and non-GAAP general and administrative expense, Q2 adjusts the corresponding GAAP expense to exclude stock-based compensation. Non-GAAP Operating Expense is calculated by taking the sum of non-GAAP sales and marketing expenses, non-GAAP research and development expense, and non-GAAP general and administrative expense. In the case of non-GAAP operating income (loss), non-GAAP net income (loss), and non-GAAP net income (loss) per share, Q2 adjusts operating loss and net loss, respectively, for stock-based compensation, acquisition-related costs, amortization of acquired technology, amortization of acquired intangibles, unoccupied lease charges, loss on extinguishment of debt and the impact to deferred revenue from purchase accounting, and with respect to non-GAAP net income, amortization of debt discount and issuance costs and loss on extinguishment of debt. In the case of non-GAAP diluted weighted-average number of common shares outstanding, Q2 adjusts diluted weighted-average number of common shares outstanding by the weighted-average effect of potentially dilutive shares which include (i) employee equity incentive plans, excluding the impact of unrecognized stock-based compensation expense and (ii) convertible senior notes outstanding and related warrants including the anti-dilutive impact of note hedge and capped call agreements on convertible senior notes outstanding.

There are limitations associated with the use of these non-GAAP financial measures. These non-GAAP financial measures are not prepared in accordance with GAAP, do not reflect a comprehensive system of accounting and may not be completely comparable to similarly titled measures of other companies due to potential differences in the exact method of calculation between companies. Certain items that are excluded from these non-GAAP financial measures can have a material impact on operating and net income (loss). As a result, these non-GAAP financial measures have limitations and should be considered in addition to, not as a substitute for or superior to, the closest GAAP measures, or other financial measures prepared in accordance with GAAP. A reconciliation to the closest GAAP measures of these non-GAAP measures is contained in tabular form on the attached unaudited condensed consolidated financial statements.

Q2's management uses these non-GAAP measures as measures of operating performance; to prepare Q2's annual operating budget; to allocate resources to enhance the financial performance of Q2's business; to evaluate the effectiveness of Q2's business strategies; to provide consistency and comparability with past financial performance; to facilitate a comparison of Q2's results with those of other companies, many of which use similar non-GAAP financial measures to supplement their GAAP results; and in communication with our board of directors concerning Q2's financial performance.

Forward-looking Statements

This press release contains forward-looking statements, including statements about: Q2’s continued operational execution; Q2’s expectations regarding the demand environment for its solutions; Q2’s confidence in a reacceleration of revenue growth and margin expansion; Q2’s ability to capitalize on its expanding market opportunity; and, Q2’s quarterly and annual financial guidance. The forward-looking statements contained in this press release are based upon Q2’s historical performance and its current plans, estimates, and expectations and are not a representation that such plans, estimates or expectations will be achieved. Factors that could cause actual results to differ materially from those described herein include the adverse impacts of the COVID-19 pandemic on Q2’s business operations and on global economic and financial markets, including on Q2’s customers, partners and suppliers and employees and business, as well as risks related to: (a) the risk of increased competition in its existing markets and as it enters new sections of the market with Tier 1 customers, new markets with Alt-FIs and fintechs and new products and services; (b) the risk that COVID-19, government actions or other factors continue to negatively impact or disrupt the markets for Q2’s solutions and that the markets for Q2’s solutions do not return to normal or grow as anticipated, in particular with respect to Enterprise and Tier 1 customers and Alt-FI and fintech customers; (c) the risk that Q2’s increased focus on selling to larger Enterprise or Tier 1 customers may result in greater uncertainty and variability in Q2’s business and sales results; (d) the risk that changes in Q2’s market, business or sales organization negatively impact its ability to sell its products and services; (e) the challenges and costs associated with selling, implementing and supporting Q2’s solutions, particularly for larger customers with more complex requirements and longer implementation processes, including risks related to the timing and predictability of sales of Q2’s solutions and the impact that the timing of bookings may have on Q2’s revenue and financial performance in a period; (f) the risk that errors, interruptions or delays in Q2’s products or services or Web hosting negatively impacts Q2’s business and sales; (g) risks associated with cyberattacks, data and privacy breaches and breaches of security measures within Q2’s products, systems and infrastructure or the products, systems and infrastructure of third parties upon which Q2 relies and the resultant costs and liabilities and harm to Q2’s business and reputation and its ability to sell its products and services; (h) the impact that inflation or a slowdown in the economy, financial markets and credit markets may have on Q2’s customers and Q2’s business sales cycles, prospects and customers’ spending decisions and timing of implementation decisions, particularly in regions where a significant number of Q2’s customers are concentrated; (i) the difficulties and risks associated with developing and selling complex new solutions and enhancements with the technical and regulatory specifications and functionality required by customers and governmental authorities; (j) the risks inherent in technology and implementation partnerships that could cause harm to Q2’s business; (k) the difficulties and costs Q2 may encounter with complex implementations of its solutions and the resulting impact on reputation and the timing of its revenue from any delayed implementations; (l) the risk that Q2 will not be able to maintain historical contract terms such as pricing and duration; (m) the risks and increased costs associated with managing growth and the challenges associated with improving operations and hiring, retaining and motivating employees to support such growth, particularly in light of the macroeconomic impacts of the COVID-19 pandemic, including increased employee turnover, labor shortages, wage inflation and extreme competition for talent; (n) the risk that modifications or negotiations of contractual arrangements will be necessary during Q2’s implementations of its solutions or the general risks associated with the complexity of Q2’s customer arrangements; (o) the risks associated with integrating acquired companies and successfully selling and maintaining their solutions; (p) the risks associated with anticipated higher operating expenses in 2022 and beyond; (q) litigation related to intellectual property and other matters and any related claims, negotiations and settlements; (r) the risks associated with further consolidation in the financial services industry; (s) risks associated with selling Q2 solutions internationally and with our international operations, including risks related to impacts resulting from Russia’s recent invasion of Ukraine and the related international response; and (t) the risk that Q2 debt repayment obligations may adversely affect its financial condition and cash flows from operations in the future and that Q2 may not be able to obtain capital when desired or needed on favorable terms.

Additional information relating to the uncertainty affecting the Q2 business is contained in Q2's filings with the Securities and Exchange Commission. These documents are available on the SEC Filings section of the Investor Relations section of Q2's website at http://investors.Q2.com/. These forward-looking statements represent Q2's expectations as of the date of this press release. Subsequent events may cause these expectations to change, and Q2 disclaims any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise.

MEDIA CONTACT:	INVESTOR CONTACT:
Jean Kondo	Josh Yankovich
Q2 Holdings, Inc.	Q2 Holdings, Inc.
M: +1-510-823-4728	O: +1-512-682-4463
jean.kondo@Q2.com	josh.yankovich@Q2.com

Q2 Holdings, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	March 31, 2022	December 31, 2021
Assets
Current assets:
Cash and cash equivalents	$225,544	$322,848
Restricted cash	2,978	2,973
Investments	188,144	104,878
Accounts receivable, net	36,601	46,979
Contract assets, current portion, net	2,994	1,845
Prepaid expenses and other current assets	22,927	10,531
Deferred solution and other costs, current portion	25,028	25,076
Deferred implementation costs, current portion	7,374	7,320
Total current assets	511,590	522,450
Property and equipment, net	63,343	66,608
Right of use assets	50,541	52,278
Deferred solution and other costs, net of current portion	27,171	26,930
Deferred implementation costs, net of current portion	17,487	17,039
Intangible assets, net	156,306	162,461
Goodwill	512,869	512,869
Contract assets, net of current portion and allowance	22,753	22,103
Other long-term assets	2,044	2,307
Total assets	$1,364,104	$1,385,045

Liabilities and stockholders' equity
Current liabilities:
Accounts payable and accrued liabilities	$48,456	$60,665
Convertible notes, current portion	10,855	—
Deferred revenues, current portion	103,322	98,692
Lease liabilities, current portion	9,214	9,001
Total current liabilities	171,847	168,358
Convertible notes, net of current portion	655,809	551,598
Deferred revenues, net of current portion	26,205	29,168
Lease liabilities, net of current portion	59,008	61,374
Other long-term liabilities	5,048	4,251
Total liabilities	917,917	814,749

Stockholders' equity:
Common stock	6	6
Additional paid-in capital	922,365	1,064,358
Accumulated other comprehensive loss	(1,298)	(135)
Accumulated deficit	(474,886)	(493,933)
Total stockholders' equity	446,187	570,296
Total liabilities and stockholders' equity	$1,364,104	$1,385,045

Q2 Holdings, Inc.
Condensed Consolidated Statements of Comprehensive Loss
(in thousands, except per share data)
(unaudited)

	Three Months Ended March 31,
	2022	2021

Revenues (1)	$134,071	$116,520
Cost of revenues (2)	73,672	63,319
Gross profit	60,399	53,201

Operating expenses:
Sales and marketing	25,266	19,816
Research and development	31,131	26,795
General and administrative	20,568	18,834
Acquisition related costs	3	850
Amortization of acquired intangibles	4,422	4,419
Unoccupied lease charges (3)	408	—
Total operating expenses	81,798	70,714
Loss from operations	(21,399)	(17,513)
Total other income (expense), net	(796)	(8,007)
Loss before income taxes	(22,195)	(25,520)
Provision for income taxes	(1,364)	(135)
Net loss	$(23,559)	$(25,655)
Other comprehensive gain (loss):
Unrealized gain (loss) on available-for-sale investments	(1,073)	19
Foreign currency translation adjustment	(90)	2
Comprehensive loss	$(24,722)	$(25,634)

Net loss per common share:
Net loss per common share, basic and diluted	$(0.41)	$(0.46)
Weighted average common shares outstanding, basic and diluted	57,015	55,798

(1) Includes deferred revenue reduction from purchase accounting of $0.2 million and $0.5 million for the three months ended March 31, 2022 and 2021, respectively.

(2) Includes amortization of acquired technology of $5.6 million and $5.2 million for the three months ended March 31, 2022 and 2021, respectively.

(3) Unoccupied lease charges include costs related to the early vacating of various facilities, partially offset by anticipated sublease income from these facilities. For the three months ended March 31, 2022, the charges related to an updated assessment of facilities in Texas and North Carolina.

Q2 Holdings, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended March 31,
	2022	2021
Cash flows from operating activities:
Net loss	$(23,559)	$(25,655)
Adjustments to reconcile net loss to net cash from operating activities:
Amortization of deferred implementation, solution and other costs	5,722	6,088
Depreciation and amortization	14,919	12,912
Amortization of debt issuance costs	676	505
Amortization of debt discount	—	6,501
Amortization of premiums on investments	312	76
Stock-based compensation expense	14,855	13,463
Deferred income taxes	875	96
Other non-cash charges	310	11
Changes in operating assets and liabilities	(18,731)	(19,475)
Net cash used in operating activities	(4,621)	(5,478)
Cash flows from investing activities:
Net purchases of investments	(84,652)	(26,565)
Purchases of property and equipment	(3,866)	(6,111)
Capitalized software development costs	(4,291)	(822)
Net cash used in investing activities	(92,809)	(33,498)
Cash flows from financing activities:
Proceeds from exercise of common stock	131	1,971
Net cash provided by financing activities	131	1,971
Net decrease in cash, cash equivalents, and restricted cash	(97,299)	(37,005)
Cash, cash equivalents, and restricted cash, beginning of period	325,821	411,185
Cash, cash equivalents, and restricted cash, end of period	$228,522	$374,180

Q2 Holdings, Inc.
Reconciliation of GAAP to Non-GAAP Measures
(in thousands, except per share data)
(unaudited)

	Three Months Ended March 31,
	2022	2021
GAAP revenue	$134,071	$116,520
Deferred revenue reduction from purchase accounting	242	528
Non-GAAP revenue	$134,313	$117,048

GAAP gross profit	$60,399	$53,201
Stock-based compensation	2,739	2,535
Amortization of acquired technology	5,604	5,157
Acquisition related costs	—	116
Deferred revenue reduction from purchase accounting	242	528
Non-GAAP gross profit	$68,984	$61,537

Non-GAAP gross margin:
Non-GAAP gross profit	$68,984	$61,537
Non-GAAP revenue	134,313	117,048
Non-GAAP gross margin	51.4%	52.6%

GAAP sales and marketing expense	$25,266	$19,816
Stock-based compensation	(3,326)	(2,537)
Non-GAAP sales and marketing expense	$21,940	$17,279

GAAP research and development expense	$31,131	$26,795
Stock-based compensation	(2,852)	(3,145)
Non-GAAP research and development expense	$28,279	$23,650

GAAP general and administrative expense	$20,568	$18,834
Stock-based compensation	(5,102)	(4,878)
Non-GAAP general and administrative expense	$15,466	$13,956

GAAP operating loss	$(21,399)	$(17,513)
Deferred revenue reduction from purchase accounting	242	528
Stock-based compensation	14,019	13,095
Acquisition related costs	3	966
Amortization of acquired technology	5,604	5,157
Amortization of acquired intangibles	4,422	4,419
Unoccupied lease charges	408	—
Non-GAAP operating income	$3,299	$6,652

GAAP net loss	$(23,559)	$(25,655)
Deferred revenue reduction from purchase accounting	242	528
Loss on extinguishment of debt	—	—
Stock-based compensation	14,019	13,095
Acquisition related costs	3	966
Amortization of acquired technology	5,604	5,157
Amortization of acquired intangibles	4,422	4,419
Unoccupied lease charges	408	—
Amortization of debt discount and issuance costs	676	7,006
Non-GAAP net income	$1,815	$5,516

Reconciliation from diluted weighted-average number of common shares as reported to Non-GAAP diluted weighted-average number of common shares
Diluted weighted-average number of common shares, as reported	57,015	55,798
Non-GAAP weighted-average effect of potentially dilutive shares	499	2,192
Non-GAAP diluted weighted-average number of common shares	57,514	57,990

Calculation of non-GAAP income per share:
Non-GAAP net income	$1,815	$5,516
Non-GAAP diluted weighted-average number of common shares	57,514	57,990
Non-GAAP net income per share	$0.03	$0.10

Reconciliation of GAAP net loss to adjusted EBITDA:
GAAP net loss	$(23,559)	$(25,655)
Depreciation and amortization	14,919	12,912
Stock-based compensation	14,019	13,095
Provision for income taxes	1,364	135
Interest and other (income) expense, net	662	7,907
Acquisition related costs	3	966
Unoccupied lease charges	408	—
Loss on extinguishment of debt	—	—
Deferred revenue reduction from purchase accounting	242	528
Adjusted EBITDA	$8,058	$9,888

Q2 Holdings, Inc.
Reconciliation of GAAP to Non-GAAP Revenue Outlook
(in thousands)

	Q2 2022 Outlook		Full Year 2022 Outlook
	Low	High	Low	High

GAAP Revenue	$139,333	$140,833	$576,819	$580,819
Deferred revenue reduction from purchase accounting	167	167	681	681
Non-GAAP revenue	$139,500	$141,000	$577,500	$581,500